Exhibit 99.17

Schedule “G”
List of Real Estate Properties

SCHEDULE “G”
LIST OF REAL ESTATE PROPERTIES

	City	State or Country	Address	Zip Code	Type (Office or Warehouse)	Size (Sq ft)	Landlord/ Owner	Monthly Base Rent		Escalation Terms
1	VERRIERES LE BUISSON	France	Impasse de la Noisette	91370	Office	144	EIP France	€1,500		June
2	VERRIERES LE BUISSON	France	Impasse de la Noisette	91370	Warehouse	538	EIP France	€3,588		June
								$4,137,83	Thru 4/30/05	Tenants pays
							LaSalle Bank	$4,240,66	5/1/05- 4/30/06	1.4431% of as increases of taxes
3	Rolling Meadows	Illinois, USA	3501 Alqonquin Rd.	60000	Office	2684	National	$4,361,50	5/1/06	and operating
							Association		4/30/07	expenses over base
								$4,473,33	5/1/07- 4/30/08	year of 2004
								$4,586.16	5/1/08- 4/30/09
4	Anling (Shanghai)	China	N/A	N/A	factory	Approx 15000 m2		N/A
5	Landsburg /Loch	Germany	R. Diesel Str 21	[Illegible]	production plant and offices	5000 m2	Fa Assnor	€18120		after year 2007 - related to price index Bavaria
6	Tapa	Taiwan	N/A	N/A	Office	100	Owner	N/A
7	Hong Kong	Hong Kong	Unit C & D, 7/F, Sunshine Tai Kowloon Bay Cargo Centre , No. 69 Tai Kowloon Yip Street, Tai Kowloon Bay, Hong Kong		Warehouse	5,000	Landlord	US $10,0000		N
8	Towcasler	UK	Wood Barcode Trading Estee, Road Towcaster, Northante	NN12 6LX	production plant and offices	45,000	Merrill Lynch Investment Manager	GBP 11,641.7		Upward Rent Review, Effective from 16 August, 2007
9	Bohemia	NY, USA	20-1 Jules Court, Bohemia, NY 11716 USA	11716	Office	2,550	629 Association, Inc.	GBP 622.92		Upward Rent Review, Effective from 15 March 2008

	City	Lease Start Date	Lease End Date	Early Termination Option (Y/N)	Early Termination Option LL Notification Date	Early Termination Option Fee	Lease Renewal Options (Y/N)	Renewal Option Terms	Renewa Options Notice Date	Lease Security Deposit/ Guarantees ($)
1	VERRIERES LE BUISSON	01/06/2003	01/08/2012	N	Every 3 Year		Y		01/06/2012	9111
2	VERRIERES LE BUISSON	01/06/2003	01/08/2012	N	Every 3 Year		Y		01/06/2012	9139

3	Rolling Meedows	01/05/2004	30/04 2009	N			Y	mkt rate, but not less than last rate plus $0.50/sq ft	01/08/2008	5000

		9/1/1999
4	Anling (Shanghai)
5	Landsburg/Loch	2002 (latest contract terms)	2012	Y	1 year in advance	1 year renting fee	Y	on special contract terms	2011	No $0
6	Tapa
7	Hong Kong	9/1/1999	2008.83	Y	6 months before	N	N	N	N	0
8	Towcasler	18 August, 2002- 15 August, 2012		Y	Tenant Notice to LL: 6 Months before 16 August 2007 & 16 August 2009: LL Notice to Tenant : 12 months from the above 2 dates	No Early Termination option - premises could be sub-let by Tenant	N	N/A	N/A
9	Bohemia	18 March 2005- 16 March, 2008		N			No, New Loans Terms Every 3 Years	N/A	N/A

SCHEDULE “G”

LIST OF REAL ESTATE PROPERTIES

City		State or Country	Address	OWNED/ LEASED	Type (Office or Warehouse)	Size (sq ft) - Land	Size (Sq ft) - Building
1	Sasso Marconi	Italy	via san lorenzo 10	Owned	production plant, offices and wharehouse	55.225	19.966
2	Vergato	Italy	via repubblica	Owned	office and factory	16.060	6.360
3	Vergato	Italy	via repubblica	Owned	warehouse
4	Vergato	Italy	via repubblica	Owned	land
5	Monghidoro	Italy	via savena 3	Property Right	office and factory	sq mt 20000 of property rights 99+99 years, sq mt 6000 owned	6.750
6	Monghidoro	Italy	via savena 3	Leased	warehouse	negotiation with local municipality on going to swap owned area in Monghidoro with this warehouse	1.008
7	Casalecchio di Reno	Italy	via fanin	Leasing	Former office, factory and warehouse of Machinery Division. Currently empty	3.790	2.590
8	Milano	Italy		Leased	office

City		Qty of Parking Spaces	Lessee (If any)	Leased Space (sq ft)	Lease Start Date	Lease End Date	Total Annual lease charge	Security Deposit
1	Sasso Marconi	sq mt 13427
2	Vergato	sq mt 9258	only warehouse	1000	31/07/2004	31/07/2010	€37.002
3	Vergato		warehouse	500	15/11/2003	15/11/2009	€21.261
4	Vergato		land	800	15/11/203	15/11/2009	€4.338
5	Monghidoro	sq mt 2369
6	Monghidoro
7	Casalecchio di Reno	sq mt 1200	Financial leasing until 1/1/2208 with final installment of 6% of total value	2590	01/01/2000	01/01/2008	€350.000
8	Milano		office	63	set-03	set-09	€8.871	€2.074